Investor Presentation Third Quarter 2024

Safe Harbor Statement and Disclaimer Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Five Star,” or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state- chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2024 and June 30, 2024, in each case under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Unaudited Financial Data Numbers contained in this presentation for the quarter ended September 30, 2024 and for other quarterly periods are unaudited. Additionally, all figures presented as year-to-date, except for periods that represent a full fiscal year ended December 31, represent unaudited results. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including the Company’s allowance for credit losses, fair values, and income taxes. Non-GAAP Financial Measures The Company uses financial information in its analysis of the Company’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. Third Quarter 2024 Investor Presentation | 2

Agenda Third Quarter 2024 Investor Presentation | 3 •Company Overview •Financial Highlights •Loans and Credit Quality •Deposit and Capital Overview •Financial Results

Company Overview Third Quarter 2024 Investor Presentation | 4

Company Overview Nasdaq: Headquarters: Asset Size: Loans HFI: Deposits: Bank Branches: Third Quarter 2024 Investor Presentation | 5 FSBC Rancho Cordova, CA $3.9 billion $3.5 billion $3.4 billion 8 Note: Balances are as of September 30, 2024. References to loans HFI are loans held for investment. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith-based, government, nonprofits, and more.

Executive Team Third Quarter 2024 Investor Presentation | 6 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Senior Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Senior Vice President and Chief Operations and Chief DE&I Officer Five Star since 2017 Heather Luck Senior Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015

Financial Highlights Third Quarter 2024 Investor Presentation | 7

$604 $811 $840 $973 $1,272 $1,480 $1,954 $2,557 $3,227 $3,593 $3,887 $1,806 $2,535 $148 $22 Total Assets Excluding PPP Loans PPP Loans 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3 2024 Consistent and Organic Asset Growth Third Quarter 2024 Investor Presentation | 8 Note: Dollars are in millions. Balances are end of period. References to PPP are the Paycheck Protection Program. 1. CAGR is based upon balances as of September 30, 2024. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years 10 years Total Assets 22.54% 21.05%

Financial Highlights Third Quarter 2024 Investor Presentation | 9 (in thousands, except per share data) For the three months ended 9/30/2024 6/30/2024 9/30/2023 Profitability Net income $ 10,941 $ 10,782 $ 11,045 Return on average assets ("ROAA") 1.18% 1.23% 1.30 % Return on average equity ("ROAE") 11.31% 11.72% 16.09 % Earnings per share (basic and diluted) $ 0.52 $ 0.51 $ 0.64 Net Interest Margin Net interest margin 3.37% 3.39% 3.31 % Average loan yield 5.98% 5.83% 5.57 % Average cost of interest-bearing deposits 3.60% 3.37% 3.01 % Average cost of total deposits 2.63% 2.47% 2.18 % Total cost of funds 2.72% 2.56% 2.28% 9/30/2024 12/31/2023 Deposits and Securities Non-interest-bearing deposits $ 906,939 $ 831,101 Interest-bearing deposits 2,493,040 2,195,795 Total deposits 3,399,979 3,026,896 Total securities 106,958 111,160 Total securities to interest-earning assets 2.83% 3.17 % Asset Quality Nonperforming loans to loans held for investment 0.05% 0.06 % Allowance for credit losses to loans held for investment 1.09% 1.12 % Note: Yields are based on average balance and annualized quarterly interest income. Costs are based on average balance and annualized quarterly interest expense.

Financial Highlights - September 30, 2024 Third Quarter 2024 Investor Presentation | 10 Growth • Continued balance sheet growth with increases in loans held for investment of $194.3 million and non-wholesale deposits of $92.9 million since June 30, 2024. Funding • Non-interest-bearing deposits comprised 26.67% of total deposits, as compared to 26.22% of total deposits as of June 30, 2024. • Deposits comprised 97.22% of total liabilities, as compared to 96.80% of total liabilities as of June 30, 2024. Liquidity • Insured and collateralized deposits were approximately $2.2 billion, representing 63.90% of total deposits, compared to 64.70% as of June 30, 2024. • Cash and cash equivalents were $250.9 million, representing 7.38% of total deposits, compared to 6.04% as of June 30, 2024. Capital • All capital ratios were above well-capitalized regulatory thresholds. • On July 18, 2024 and October 17, 2024, the Company declared cash dividends of $0.20 per share for the three months ended June 30, 2024 and September 30, 2024, respectively.

Loans and Credit Quality Third Quarter 2024 Investor Presentation | 11

To ta l L oa ns (M ill io ns ) $1,180 $1,355 $1,912 $2,791 $2,870 $2,927 $3,010 $3,082 $3,104 $3,266 $3,461 $148 $22 5.45% 4.96% 4.82% 4.75% 5.36% 5.50% 5.57% 5.64% 5.71% 5.83% 5.98% Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excluding PPP Loans 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Consistent Loan Growth Third Quarter 2024 Investor Presentation | 12 Note: Loan balances are end of period loans held for investment. Yields are based on average balance and annualized quarterly interest income. 1. CAGR is based upon balances as of September 30, 2024. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years Total Loans 25.41%

Commercial real estate, 81.17% Commercial land and development, 0.14% Commercial construction, 2.68% Residential construction, 0.10% Residential, 0.96% Farmland, 1.38% Secured, 5.04% Unsecured, 0.72% PPP, 0.00%Consumer and other, 7.81% Loan Portfolio Composition Third Quarter 2024 Investor Presentation | 13 Types of collateral securing commercial real estate ("CRE") loans Loan Balance ($000s) # of Loans % of CRE Manufactured home community $ 897,854 406 31.92 % RV Park 367,063 123 13.05 % Retail 269,596 92 9.59 % Industrial 220,032 135 7.82 % Faith-based 181,677 99 6.46 % Mini storage 170,254 46 6.05 % Multifamily 166,383 91 5.92 % All other types (1) 539,741 267 19.19 % Total $ 2,812,600 1,259 100.00 % Note: Balances are net book value as of September 30, 2024, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

$898M $367M $270M $220M $182M $170M $166M $540M $1,600M $642M $539M $486M $485M $348M $359M $1,161M 61.50% 60.97% 56.12% 51.61% 45.82% 56.54% 52.60% 54.45% Loan Balance Collateral Value Weighted Average Loan-to-Value Manufactured home community RV Park Retail Industrial Faith-based Mini storage Multifamily All other types $0M $250M $500M $750M $1,000M $1,250M $1,500M $1,750M CRE Collateral Values Third Quarter 2024 Investor Presentation | 14 (1) Note: Balances are net book value as of September 30, 2024, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration. Total CRE Weighted Average Loan-to-Value 50.06%

CA, 56.8% TX, 7.2% NC, 3.3% AZ, 3.1% FL, 2.8% NV, 2.5% OR, 2.4% GA, 1.8%TN, 1.7%CO, 1.5% MO, 1.2% WI, 1.2% PA, 1.2% WA, 1.1% Other, 12.2% CML Term CRE NOO, 35.8% CML Term Multifamily, 30.7% CML Term CRE OO, 14.5% CSM Unsecured, 7.6% CML Secured, 3.0% CML Const CRE, 2.7%CML Term Ag RE, 1.4% SBA 7A Secured, 1.4% Others, 2.9% CRE Manufactured Home, 25.8% CRE Other, 14.0% CRE RV Park, 10.6% CRE Retail, 7.8% Consumer Unsecured, 7.6% CRE Industrial, 6.4% Commercial Other, 5.6% CRE Faith- based, 5.2% CRE Mini Storage, 4.9% CRE Multifamily, 4.8%CRE Office, 4.0% Commercial Construction, 2.8% Others, 0.5% Loan Portfolio Diversification We focus primarily on commercial lending, with an emphasis on commercial real estate. We offer a variety of loans to small and medium-sized businesses, professionals, and individuals, including commercial real estate, commercial land and construction, and farmland loans. To a lesser extent, we also offer residential real estate, construction real estate, and consumer loans. Third Quarter 2024 Investor Presentation | 15Note: Balances are net book value as of September 30, 2024, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. Loans by Product Loans by Purpose Real Estate Loans by Geography

Loan Rollforward Third Quarter 2024 Investor Presentation | 16Note: Dollars are in millions. Beginning and ending balances are end of period, before allowance for credit losses, including deferred loan fees, and exclude loans held for sale. $135 $254 $135 $144 $150 $390 $334 $(38) $(158) $(39) $(59) $(51) $(155) $(99)$(18) $(39) $(13) $(13) $(77) $(73) $(41) Originations & Advances Paydowns Payoffs Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Beginning Balance $ 2,791 $ 2,870 $ 2,927 $ 3,010 $ 3,082 $ 3,104 $ 3,266 Ending Balance $ 2,870 $ 2,927 $ 3,010 $ 3,082 $ 3,104 $ 3,266 $ 3,461

Asset Quality

Our primary objective is to maintain a high level of asset quality in our loan portfolio. Therefore, we:

- Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials
- Monitor payment performance, delinquencies, and tax and property insurance compliance
- Design our practices to facilitate the early detection and remediation of problems within our loan portfolio
- Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process

Nonperforming Loan Trend



$0.8M
$0.5M
$0.6M
$0.4M
$2.0M
$1.9M
$1.9M
$1.8M
0.07%
0.03%
0.03%
0.01%
0.06%
0.06%
0.06%
0.05%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024
Q3 2024
Nonperforming Loans
Nonperforming Loans to Loans HFI

Allowance for Credit Losses and Net Charge-off Trend



1.26%
1.48%
1.20%
1.02%
1.12%
1.12%
1.08%
1.09%
0.21%
0.12%
0.04%
0.07%
0.11%
0.03%
0.04%
0.02%
2019
2020
2021
2022
2023
Q1 2024
Q2 2024
Q3 2024
Allowance for Credit Losses to Loans HFI
Net Charge-offs to Average Loans HFI

FIVE STAR BANCORP

Note: References to loans HFI are loans held for investment, which are the equivalent of total loans outstanding at each period end. References to average loans HFI are average loans held for investment during the period.

Third Quarter 2024 Investor Presentation | 17

Allocation of Allowance for Credit Losses Third Quarter 2024 Investor Presentation | 18 (in thousands) December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 Allowance for Credit Losses Amount % of Total Amount % of Total Amount % of Total Amount % of Total Real estate: Commercial $ 29,015 84.27% $ 28,895 83.40% $ 24,708 69.79% $ 26,217 69.74 % Commercial land & development 178 0.52% 164 0.47% 72 0.20% 89 0.24 % Commercial construction 718 2.08% 697 2.01% 1,097 3.10% 1,756 4.67 % Residential construction 89 0.26% 114 0.33% 100 0.28% 47 0.13 % Residential 151 0.44% 164 0.47% 195 0.55% 284 0.76 % Farmland 399 1.16% 438 1.26% 402 1.14% 581 1.55 % Total real estate loans 30,550 88.73% 30,472 87.94% 26,574 75.06% 28,974 77.09 % Commercial: Secured 3,314 9.62% 3,262 9.41% 7,386 20.86% 6,049 16.10 % Unsecured 189 0.55% 259 0.75% 214 0.60% 251 0.67 % Total commercial loans 3,503 10.17% 3,521 10.16% 7,600 21.46% 6,300 16.77 % Consumer and other 378 1.10% 660 1.90% 1,232 3.48% 2,309 6.14 % Total allowance for credit losses $ 34,431 100.00% $ 34,653 100.00% $ 35,406 100.00% $ 37,583 100.00%

Risk Grade Migration Third Quarter 2024 Investor Presentation | 19 Classified Loans (Loans Rated Substandard or Doubtful) (in thousands) 2022 2023 Q1 2024 Q2 2024 Q3 2024 Real estate: Commercial $ 106 $ 1,892 $ 1,852 $ 1,822 $ 1,787 Commercial land and development — — — — — Commercial construction — — — — — Residential construction — — — — — Residential 175 — — — — Farmland — — — — — Commercial: Secured 123 72 66 60 54 Unsecured — — — — — Consumer and other 26 12 11 10 9 Total $ 430 $ 1,976 $ 1,929 $ 1,892 $ 1,850 % of Loan Portfolio Outstanding by Risk Grade: Pass 99.20% 98.66% 98.27% 98.17% 97.33 % Watch 0.78% 1.28% 1.67% 1.77% 2.62 % Substandard 0.02% 0.06% 0.06% 0.06% 0.05 % Note: Loan portfolio outstanding is total balance of loans outstanding at period end, before deferred loan fees, before allowance for credit losses, and exclude loans held for sale.

Deposit and Capital Overview Third Quarter 2024 Investor Presentation | 20

Government, 18.87% Other, 19.25% Commercial Real Estate & Construction, 15.33% Small to Medium Sized Business, 11.74% Professional Service Practice, 10.28% Non- profit, 7.38% Manufactured Home Community, 6.96% Healthcare & Practice, 5.02%Faith-based, 2.00% Venture Banking, 1.80% Agriculture & Ag Tech, 1.37% Deposit Composition 8.89 Years Average Age of Relationships > $5 million Note: Balances are as of September 30, 2024 and include time and wholesale deposits. 1. Types of accounts in “Other” are brokered deposits, which comprise 8.09%, individuals, trusts, estates, and market verticals that individually make up less than 0.40% of all deposits. 2. Government and Local Agency Depositors includes State of California, which comprises 3.97%. $260,000 Average Deposit Account Balance Relationships > $5 million, 60.58% Relationships ≤ $5 million, 39.42% Total Deposits by Relationship Size Local Agency BreakoutTotal Deposits by Market Vertical Local Agency Depositors, 18.77% All Other Depositors, 81.23% Third Quarter 2024 Investor Presentation | 21 (2) (1) (2)

Diversified Funding Third Quarter 2024 Investor Presentation | 22 Total Deposits(1) = $3.4 billion 97.2% of Total Liabilities Liability Mix 1. Balance as of September 30, 2024. 2. Loan balance in loan to deposit ratio is total loans held for investment and sale at period end. Loan(2) to Deposit Ratio Non-Interest-Bearing Deposits to Total Deposits 90.5% 84.5% 85.1% 100.7% 102.2% 105.4% 103.9% 101.9% 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 29.6% 39.3% 39.5% 34.9% 27.5% 27.7% 26.2% 26.7% 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Money Market, 44.2% Non-Interest- Bearing Demand, 25.9% Time Deposits, 14.0% Interest- Bearing Transaction, 9.3% Savings, 3.8% Borrowings & Subordinated Notes, 2.1% Other Liabilities, 0.7%

$1.3B $1.8B $2.3B $2.8B $3.0B $3.0B $3.1B $3.4B $708M $889M $1,001M $1,228M $1,409M $1,554M $1,691M $1,678M$389M $701M $902M $971M $831M $817M $826M $907M $119M $146M $279M $240M $320M $296M $300M $324M $97M $48M $104M $343M $467M $288M $333M $491M Money Market & Savings Non-Interest-Bearing Demand Interest-Bearing Transaction Time Deposits 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Strong Deposit Growth Third Quarter 2024 Investor Presentation | 23 Note: Balances are end of period. Cost of total deposits is based on total average balance of interest-bearing and non-interest-bearing deposits and annualized quarterly deposit interest expense. 1. CAGR is based upon balances as of September 30, 2024. Cost of Total Deposits 0.81% 0.44% 0.11% 0.43% 1.97% 2.53% 2.47% 2.63% CAGR (1) 5 years Total Deposits 22.20%

Capital Ratios Third Quarter 2024 Investor Presentation | 24 Tier 1 Leverage Ratio Tier 1 Capital to RWA Total Capital to RWA Common Equity Tier 1 to RWA Note: References to RWA are risk-weighted assets. 7.51% 6.58% 9.47% 8.60% 8.73% 10.83% 2019 2020 2021 2022 2023 Q3 2024 8.21% 8.98% 11.44% 8.99% 9.07% 10.93% 2019 2020 2021 2022 2023 Q3 2024 8.21% 8.98% 11.44% 8.99% 9.07% 10.93% 2019 2020 2021 2022 2023 Q3 2024 11.52% 12.18% 13.98% 12.46% 12.30% 13.94% 2019 2020 2021 2022 2023 Q3 2024

Financial Results Third Quarter 2024 Investor Presentation | 25

Earnings Track Record



$22.5M
$20.0M
$17.5M
$15.0M
$12.5M
$10.0M
$7.5M
$5.0M
$2.5M
$0.0M
$19.4M
$18.5M
$18.4M
$17.2M
$16.8M
$15.8M
$16.0M
$15.2M
$15.9M
$15.0M
$17.2M
$15.2M
$18.0M
$15.2M
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Pre-tax, pre-provision income(1)
Pre-tax income

FIVE STAR BANCORP

1. A reconciliation of this non-GAAP measure is set forth in the appendix.

Third Quarter 2024 Investor Presentation | 26

Operating Metrics Third Quarter 2024 Investor Presentation | 27 Efficiency RatioNet Interest Margin 3.98% 3.68% 3.64% 3.75% 3.42% 3.30% 2019 2020 2021 2022 2023 2024 YTD 38.63% 37.92% 42.46% 36.90% 40.35% 43.96% 2019 2020 2021 2022 2023 2024 YTD Note: All 2024 figures are through September 30, 2024.

Non-interest Income and Expense Comparison Third Quarter 2024 Investor Presentation | 28 (in thousands) For the three months ended 9/30/2024 6/30/2024 9/30/2023 Non-interest Income Service charges on deposit accounts $ 165 $ 189 $ 158 Gain on sale of loans 306 449 396 Loan-related fees 406 370 355 FHLB stock dividends 327 329 274 Earnings on bank-owned life insurance 162 158 127 Other income 15 78 74 Total non-interest income $ 1,381 $ 1,573 $ 1,384 Non-interest Expense Salaries and employee benefits $ 7,969 $ 7,803 $ 6,876 Occupancy and equipment 626 646 561 Data processing and software 1,327 1,235 1,020 Federal Deposit Insurance Corporation insurance 405 390 375 Professional services 830 767 700 Advertising and promotional 584 615 535 Loan-related expenses 292 297 345 Other operating expenses 1,743 1,760 1,603 Total non-interest expense $ 13,776 $ 13,513 $ 12,015

Shareholder Returns Third Quarter 2024 Investor Presentation | 29 ROAA ROAE Value per Share (book and tangible book(1)) Note: All 2024 figures are through September 30, 2024. 1. A reconciliation of this non-GAAP measure is set forth in the appendix. 2.15% 1.95% 1.86% 1.57% 1.44% 1.21% 2019 2020 2021 2022 2023 2024 YTD 31.40% 31.16% 22.49% 18.80% 17.85% 12.43% 2019 2020 2021 2022 2023 2024 YTD $11.25 $12.16 $13.65 $14.66 $16.56 $18.29 2019 2020 2021 2022 2023 2024

Five Star Bank customer, Visit Sacramento, ensures our region is a leading destination for meetings, conventions, travel trade and leisure, which support the vitality of our regional economy by driving almost $200 million in visitor spending annually. Their vision is for every person in the world to say, “I want to visit Sacramento!” David Eadie, Chief Sports & Entertainment Officer Sonya Bradley, Chief DEI & Community Relations Officer Mariles Krock, Chief Convention Sales & Services Officer Kari Miskit, Chief Operating Officer & Media Relations Mike Testa, President & CEO Five Star Bank customer, Cristo Rey High School Sacramento, is a Catholic, fully-accredited, college preparatory high school. They offer focused curriculum designed to support students not only in being accepted to college, but in graduating from college. Their goal is to educate the “whole person,” that is the mind, body and spirit of each student. They offer challenging academic curriculum, as well as opportunities for co-curricular, spiritual and religious formation. Dave Lucchetti, Five Star Bancorp Retired Board Chair Father Christopher Calderon, President Cristo Rey Students Five Star Bank supports our customer, Street Soccer USA ("SSUSA"), and their mission to fight poverty and strengthen communities through soccer. SSUSA serves youth and special needs populations including families experiencing homelessness, adults recovering from addiction/substance abuse, and mental health diagnoses. SSUSA is the official partner of the Homeless World Cup and Street Child World Cup. We share their mission to fight poverty and strengthen others as they encourage positive changes in their players' lives. Sienna Jackson, Homeless World Cup 2023 Sacramento, California – Team USA Lisa Wrightsman, Managing Director, SSUSA and Homeless World Cup 2010 Rio De Janeiro, Brazil – Team USA Angela Draws, Homeless World Cup 2014 Santiago, Chile – Team USA We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and customer empathy. We are dedicated to serving real estate, agricultural, faith-based, and small to medium-sized enterprises. We aim to consistently deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community.

Appendix: Non-GAAP Reconciliation (Unaudited) The Company uses financial information in its analysis of the Company's performance that is not in conformity with GAAP. The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. As such, investors should not view these disclosures as a substitute for results determined in accordance with GAAP. Additionally, these non-GAAP measures are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Average loan yield, excluding PPP loans, is defined as the daily average loan yield, excluding PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield. We had no PPP loans nor interest and fee income on PPP loans for the periods shown in this presentation other than the years ended December 31, 2020, 2021, and 2022. As a result, average loan yield, excluding PPP loans, is the same as daily average loan yield for all periods presented other than the years ended December 31, 2020, 2021, and 2022. Reconciliations for such periods are provided below. Total assets, excluding PPP loans, is defined as total assets less PPP loans. The most directly comparable GAAP financial measure is total assets. We had no PPP loans as of the period ends shown in this presentation other than as of December 31, 2020 and 2021. As a result, total assets, excluding PPP loans, is the same as total assets for all periods presented, other than as of December 31, 2020 and 2021. Reconciliations for such periods are provided below. Pre-tax, pre-provision income is defined as pre-tax income plus provision for credit losses. The most directly comparable GAAP financial measure is pre-tax net income. Tangible book value per share is defined as total shareholders’ equity less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of the period. The most directly comparable GAAP financial measure is book value per share. We had no goodwill or other intangible assets at the end of any period indicated. As a result, tangible book value per share is the same as book value per share at the end of each of the periods indicated. Third Quarter 2024 Investor Presentation | 31

Appendix: Non-GAAP Reconciliation (Unaudited)

(in thousands)	Year ended				Three months ended		
Average loan yield, excluding PPP loans	**12/31/2020**	**12/31/2021**	**12/31/2022**	**12/31/2023**	**3/31/2024**	**6/30/2024**	**9/30/2024**
Interest and fee income on loans	$ 71,405	$ 78,894	$ 111,795	$ 162,713	$ 43,786	$ 46,362	$ 50,390
Less: interest and fee income on PPP loans	6,535	7,417	635	—	—	—	—
Interest and fee income on loans, excluding PPP loans	64,870	71,477	111,160	162,713	43,786	46,362	50,390
Annualized interest and fee income on loans, excluding PPP loans (numerator)	64,870	71,477	111,160	162,713	176,106	186,467	200,465
Average loans held for investment and sale	1,439,380	1,637,280	2,353,148	2,947,603	3,082,290	3,197,921	3,354,050
Less: average PPP loans	165,414	116,652	2,297	—	—	—	—
Average loans held for investment and sale, excluding PPP loans (denominator)	1,273,966	1,520,628	2,350,851	2,947,603	3,082,290	3,197,921	3,354,050
Average loan yield, excluding PPP loans	5.09 %	4.70 %	4.73 %	5.52 %	5.71 %	5.83 %	5.98 %

(in millions)							
Total assets, excluding PPP loans	**12/31/2020**	**12/31/2021**	**12/31/2022**	**12/31/2023**	**3/31/2024**	**6/30/2024**	**9/30/2024**
Total assets	$ 1,954	$ 2,557	$ 3,227	$ 3,593	$ 3,476	$ 3,634	$ 3,887
Less: PPP loans	148	22	—	—	—	—	—
Total assets, excluding PPP loans	$ 1,806	$ 2,535	$ 3,227	$ 3,593	$ 3,476	$ 3,634	$ 3,887

(in thousands)	Three months ended						
Pre-tax, pre-provision income	**3/31/2023**	**6/30/2023**	**9/30/2023**	**12/31/2023**	**3/31/2024**	**6/30/2024**	**9/30/2024**
Pre-tax income	$ 18,501	$ 17,169	$ 15,795	$ 15,151	$ 14,961	$ 15,152	$ 15,241
Add: provision for credit losses	900	1,250	1,050	800	900	2,000	2,750
Pre-tax, pre-provision income	$ 19,401	$ 18,419	$ 16,845	$ 15,951	$ 15,861	$ 17,152	$ 17,991

FIVE STAR BANCORP

Third Quarter 2024 Investor Presentation | 32